UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23494

T. Rowe Price Exchange-Traded Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

ANNUAL REPORT
December 31, 2023
T. ROWE PRICE
TCAF	Capital Appreciation Equity ETF
For more insights from T. Rowe Price investment professionals, go to troweprice.com.

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T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

HIGHLIGHTS
■	Markets were dominated by two main themes in 2023: artificial intelligence and a complete reversal in the macroeconomic, stock market, and fixed income consensus.
■	Your fund generated a total return of 10.57% versus the S&P 500 Index's total return of 10.02% since our launch.
■	Following a resurgent year for equities, cyclicals are no longer cheap, and the macroeconomic consensus is that we will have a soft landing and no recession. That very well may be right, but given where valuations are for cyclicals and the market, it almost has to be in order for stocks and cyclicals to continue moving higher in 2024. The risk/reward trade-off now has a more negative skew to it.
■	We see pockets of value in cyclical and "growth at a reasonable price" stocks, as well as in the utilities sector and in select software, health care, and energy names.
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T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

Management’s Discussion of Fund Performance
Fellow Shareholders
Before I review 2023 and provide an outlook for 2024, I want to mention that this will be the last manager’s letter I write in the current format. The SEC has removed its requirement for a manager’s letter in this format starting next year. While I will continue writing an annual shareholder letter in future years, the letter will be more focused on market insights, where we see value in the market, and the short- and intermediate-term outlook. Future letters will not focus on sector and individual stock performance.
Since this is my first direct communication with investors who own the Capital Appreciation Equity ETF, I thought it would make sense to highlight what we are aiming to deliver for our shareholders.
■	We aim to outperform the S&P 500, hopefully by a reasonable margin over time.
■	We aim to have a lower-beta and lower-risk profile than the S&P 500.
■	We will aim to be even more tax-efficient than the S&P 500 over time as we will minimize capital gain distributions and plan to have a lower dividend yield than that of the S&P 500.
We believe if we can offer clients a better return than an S&P 500 Index ETF, which also is less risky and has better tax efficiency than an S&P 500 Index ETF, that should prove over time to be a pretty compelling offering for clients.
We have built the portfolio in two main steps:
The first step is just eliminating companies that have one or more fatal flaws that reduce their odds of outperformance over the short term and, even more so, over the long term. We have found that most companies that underperform over the long run have one or more than one of these fatal flaws.
These fatal flaws include:
■	Poor capital allocation
■	Extreme valuations
■	Poor management teams
■	Secular risk
■	An inability to generate a total return algorithm (earnings per share (EPS) growth + dividend yield) at least in the high single digits.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

■	If you break apart the S&P 500, we believe 365 to 375 of the 500 companies in the S&P 500 have one or more of these fatal flaws, and by simply removing these companies, we will create a lot of value over time.
Market
The S&P 500 Index generated an impressive 26.29% total return after declining the year before. However, this return was dominated by the so-called Magnificent Seven stocks (AMZN, GOOG, AAPL, META, MSFT, TSLA, NVDA), which collectively returned 76% in 2023. The other 493 stocks in the S&P 500 were up only 13.75%.
The year 2023 was dominated by two main themes that I will discuss in detail: artificial intelligence (AI) and a complete reversal in the macroeconomic and stock market consensus.
The first point to make with regard to artificial intelligence is that we are still very early in the adoption process. One of the best-positioned companies for AI is Microsoft. Microsoft has the potential to benefit from its Copilot offerings for engineers that can make them up to 55% more productive; its cloud services as AI accelerates cloud adoption; and its Microsoft 365 Copilot, which has the potential to make white-collar workers much more efficient in their day-to-day work. However, even Microsoft, which is well ahead of all of its software and cloud computing peers in AI, is only projecting $2.5 billion to $5 billion of incremental AI-related revenues in fiscal year 2025 (1% to 2% incremental revenues). Almost all of the executive survey work we see says that the Fortune 1000 is in the early days of implementing AI and that companies are mostly trying to figure out use-cases, are beta testing, and/or are trying to determine the return on investment. All the data points right now say we are really early days here, with big change unlikely before 2025–2026.
However, though we are still in the early days, the early evidence and theoretical use-cases for AI have the potential to transform society; increase productivity; accelerate GDP growth; lower inflationary pressures; catalyze above-trend earnings growth in certain sectors; and, unfortunately, increase the structural rate of unemployment in the developed world. We already have one very tangible case of AI today that looks to be generating exceptional returns. GitHub Copilot for Business is generating up to 55% productivity gains for computer programmers. According to the U.S. Bureau of Labor Statistics, the average computer programmer is paid around $103,000 per year before benefits. If we assume that computer programmers spend 50% of their time actually programming, then this means that GitHub—at an annual cost of $228—can reduce the number of programmers a firm needs by around a quarter. For a

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

company with 100 programmers making $10.3 million collectively, the company could save $2.575 million by firing 25 of them and then paying $228 a month apiece for the 75 who remain ($17,100 cost)! And that is just today. What happens in five years when the technology is better? What if GitHub Copilot makes programmers 100% more productive? Basically, we have just one early data point, but it looks really positive.
Beyond computer programming, other areas that stand out as ripe for disruption include customer service, accounting, public relations, behavioral medicine, secretarial work, journalism, and entertainment, just to name a few. It is highly unlikely that in three to four years, when you go through a drive-through at Taco Bell or KFC, you will be giving your order to a human. There are so many white-collar jobs, including being an investment analyst, that dedicate a significant amount of time to data retrieval and communication. If data retrieval through AI is made much easier and if internal communication rough drafts (Outlook, PowerPoint) can be created by AI, the productivity gains in many white-collar professions will be monumental. Unfortunately, if white-collar workers are 20% to 30% more productive in five to 10 years, we are unlikely to need as many white-collar workers as we have today.
From a societal perspective, we will have to figure out how we deal with this. Is this a situation where we see a modest, moderate, or major upward shift in the unemployment rate in five or 10 years? I do not know, but based on the early evidence and the number of professions negatively impacted, I think as we look out five to 10 years, it is more likely to be moderate to major than modest. Looking beyond AI, we are seeing other systemic shifts that will likely further put downward pressure on employment as utilities shift from coal and gas (lots of people) to wind and solar (few people), electronic vehicles require 30% to 40% less labor than conventional internal combustion vehicles, and advances in autonomous driving and trucking reduce demand for drivers (although later in the decade and more in the 2030s). The result of this would likely be slower wage growth than we have seen over the last decade, low inflation as AI is inherently deflationary, higher profit margins for companies that benefit from AI on the cost side, faster GDP growth enabled by AI-fueled productivity, and a structurally higher unemployment rate.
Now the question is: Who are the big winners of AI? In 2023, the market voted that all growth companies will benefit (many non-AI growth stocks were dragged higher), and, in particular, the biggest beneficiary will be NVIDIA. NVIDIA manufactures graphics processing units (GPUs) that enable AI applications and has a virtual monopoly on those systems and semiconductors. NVIDIA's earnings will likely explode from $3 in FY23 (ended January 2023) to $23+ in FY25. NVIDIA is perceived today to be a pure play on the growth of AI

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

and was the best-performing stock of the Magnificent Seven in 2023. While we own NVIDIA in your fund, there are still a lot of unknowns about how AI will play out for NVIDIA over the next five to 10 years. We have spent countless hours trying to get to the bottom of these questions, with limited success. These questions include:
(1) What will be NVIDIA's share of GPUs over the next decade? Today, it is close to 100%. Do competitors and custom silicon (chips from the cloud providers) displace a modest, moderate, or large part of NVIDIA's GPU chips between now and 2030?
(2) As we move from training large models with as many as 12 trillion inputs to training smaller models and doing more inferencing, can we do more of this on CPUs, which are much lower in cost than NVIDIA's GPUs?
(3) How much do NVIDIA's margins need to come down over time as new competition comes into the market?
(4) What will be the size of the GPU market in 2030?
While we own NVIDIA today, the range of potential outcomes is quite large, and it is not the best risk-adjusted way to play AI from here, in our view.
Where we are making our bet on AI is really in two areas: software and cloud computing. With these, the range of outcomes is skewed very positively, risk-adjusted returns look very good, and valuations are still very reasonable.
If you go back to the value proposition of AI at its core, it is a software-for-labor arbitrage that has the potential to generate meaningfully positive returns on investment for corporations. Software companies will be the AI arms dealers to corporates and really start to benefit on the topline in 2025 and beyond. Today, we are very overweight software companies, including Microsoft, Roper Technologies, Intuit, PTC, and Salesforce. All have strong management teams with the potential to moderately accelerate their organic growth by providing AI solutions to their customers. Software companies are also uniquely positioned to benefit from AI on the cost side of the equation. A reasonably large part of their cost base is made of computer programmers, and, if you remember just a few paragraphs back, GitHub Copilot and other competing services have the potential to drive massive productivity here. At the bare minimum, companies are not going to need to grow their programmer base in order to grow the topline as they have in the past. A more likely scenario would be that software companies reinvest some of this programmer productivity to develop incremental revenue-generating projects and/or drop some of the savings to the bottom line. Software companies are uniquely positioned to benefit from AI on

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

both the topline and the bottom line. And importantly, software valuations are still reasonable as we think the benefits from AI are more of a 2025—2026 story than 2023—2024.
The other sector that should benefit from AI is cloud computing. Based on our research, we believe AI is going to be a catalyst for accelerating workloads to the cloud. Having all of your data in one place with access to off-the-shelf AI models and analytics makes a ton of sense. This will benefit Microsoft, Amazon, and Alphabet, whose customers are also the largest customers of Nvidia. If the bull case plays out for Nvidia, the revenue of these cloud providers will also accelerate. So, if Nvidia is a big stock from here, the cloud providers will also be big. And if Nvidia is not a great stock, it is very possible the cloud companies still can be good.
The other main story of 2023, which I will definitely spend less time on here, is the complete reversal of the macroeconomic, stock market, and fixed income market consensus. It is hard to believe, but 12 to 18 months ago, almost every economist, strategist, investor, and CEO seemed to think that we were destined to go into a recession. Today, the macroeconomic consensus is that we will have a soft landing and no recession. That very well may be right, but given where valuations are for cyclicals and the market, it almost has to be right for cyclicals and the market to continue moving higher in 2024. The risk/reward trade-off now has a more negative skew to it.
This reversal of the macroeconomic consensus is not an anomaly at all. At the beginning of 2018, people were bullish, the economy looked poised for another strong year, valuations were high, and everyone thought rates were going to 4%. A year later, the market was down, valuation multiples had collapsed, the consensus was that we were going into a recession, and rates were lower. Then a year after that, the market was up in the high 20%s, valuations rose back to the high teens, there was no recession, and no one expected one in 2020. Then we had a pandemic, and the market fell 35% from peak to trough. The consensus view was that the world was ending, we were all going to get COVID, vaccines were years off, and you should own nothing with any cyclicality or leverage. A year later, the market was up massively off the bottom—led by those same cyclical stocks that were now back in favor. At the end of 2021, growth stocks were at their pinnacle of popularity. At the end of 2022, growth stocks were dead, and it was a new regime, and a recession was inevitable. At the end of 2023, growth stocks were back in vogue, and the consensus was for a soft landing.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

As an investor, it is really hard to invest against the grain. It is really hard to buy cyclicals when everyone says we are going into a recession. It is really hard to buy utilities when everyone thinks rates are going higher. It is really hard to add to risk assets as they are going down every day. However, this is one of the greatest market inefficiencies that we can exploit. Time and time again, by taking a longer view than the market, by focusing on trying to maximize returns over the next five years as opposed to the next five minutes, five hours, or five days, we have and can continue to strive to create differentiated shareholder value by investing against the macroeconomic consensus.
Since the Capital Appreciation Equity ETF’s launch in June 2023, we were able to outperform the S&P 500 in an environment that was not ideal to our investment style. Your ETF generated a total return of 10.57% versus the S&P’s total return of 10.02% since our launch. Our equities outperformed the equity market by 74 basis points (bps) gross of fees and 55 bps net of fees.
The largest positive contributor to performance versus the S&P 500 was consumer staples where we have been materially underweight the sector since we incepted the ETF, and it dramatically underperformed the market. The staples sector was up 0.50% since your ETF incepted last year, and the S&P 500 grew more than 10% during that same period. We strongly believe that consumer
PERFORMANCE COMPARISON
	Total Return
Periods Ended 12/31/23	6 Months	Since Inception 6/14/23
Capital Appreciation Equity ETF (Based on Net Asset Value)	8.31%	10.57%
Capital Appreciation Equity ETF (At Market Price)*	8.51	10.81
S&P 500 Index	8.04	10.02
Lipper Large-Cap Core Funds Index	8.67	10.64
*Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

staples are structurally overvalued. Staples consistently grow earnings materially slower than the S&P 500, have long-term secular challenges due to GLP-1s, and have greater than appreciated earnings volatility due to commodity and foreign exchange (FX) swings.
On the less positive side of the ledger, our investments in utilities generated negative absolute and relative returns. While historically there has been a lot of noise around rate cases in certain states, the outcomes of these rate cases have historically not had a significant impact on the earnings growth of our utilities. These rate cases determine how fast a utility can grow as well as what it will be allowed from a return on equity (ROE) on those investments. In 2023, in the vast majority of rate cases across dozens of states, the outcomes were positive with solid rate base growth and generally slightly improving allowed returns on equity. Unfortunately for us, Illinois was the exception this year, and we have two utilities that have exposure to Illinois in Ameren and Exelon. While we thought there was some downside risk to the ROE outcome in these cases, we were shocked by the pushback from the Illinois commission on the rate base growth assumptions. It now appears that Illinois will have one of the slowest rate base growth in the country over the next four years, and we won’t have visibility on that growth rate until the end of 2024. This expected slow rate of growth is occurring at a time when almost every other commission is pushing utilities to make investments to harden the grid, make investments to enable more renewables resources, and replace aging infrastructure to reduce storm damage and increase reliability. The Illinois decision was a real punch in the gut for these companies and for your portfolio manager. As a result of this outcome, Exelon's and Ameren’s EPS growth rate will likely slow by about 100 bps, and they will go from being premium growth utilities to average growth utilities. As a result of this negative event and the weakness in both Exelon and Ameren, our stock selection within utilities was a negative contributor to performance.
Longer term, we see what happened in Illinois as the exception to a pattern of generally constructive regulatory outcomes with utilities and commissions across the country. We believe utilities are structurally undervalued relative to the S&P 500. We think even companies like Ameren and Exelon should still be able to grow EPS at a 6% rate and provide a high 35% to low 4% dividend yield that generates at or close to a 10% total return. We believe this total return would be greater than the S&P 500’s projected long-term 8.5% (7.0% EPS growth plus 1.5% dividend yield) and that the risk-adjusted returns are likely even greater here as the beta on utilities are roughly half that of the S&P 500. Long term, we believe that utilities are even more undervalued than staples. Utilities have been growing earnings faster than staples, they offer higher dividends, they don’t have the same FX risk and commodity volatility as staples, and they don’t have the same secular risks such as GLP-1 risk that staples have; yet, staples trade for a higher valuation. Over time, we believe the multiples that are awarded to utilities are more likely to rise and the multiples for staples are likely to decline.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

Our investments in the health care space were the second-largest positive contributor to alpha generation relative to the S&P 500 since your ETF incepted in June 2023. Danaher, AbbVie, McKesson, Eli Lilly, and UnitedHealth were all positive contributors. We also benefited here from what we did not own as both Pfizer and Johnson & Johnson were underperformers and we did not own either of them in your ETF.
Portfolio Outlook
Where do we see value?
Growth at a reasonable price (GARP) stocks—GARP shares underperformed last year, and the relative valuations of many GARP stocks and sectors appear reasonably attractive now.
SECTOR DIVERSIFICATION
	Percent of Net Assets
	6/30/23	12/31/23
Information Technology	27.3%	27.3%
Health Care	18.3	17.3
Industrials and Business Services	13.1	14.6
Financials	11.2	10.7
Consumer Discretionary	8.5	9.1
Utilities	7.4	7.0
Communication Services	5.0	6.4
Energy	2.2	2.4
Materials	1.9	2.0
Real Estate	1.4	1.7
Consumer Staples	3.4	1.2
Other and Reserves	0.3	0.3
Total	100.0%	100.0%
Historical weightings reflect current industry/sector classifications.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

Utilities over Staples—While both sectors were down last year, staples continue to trade at a large premium to utilities despite our analysis that utilities should continue to grow faster; have higher dividend yields; and also tend to have less downside risk, less secular risk, and less FX and commodity risk.
Software—We see good value in software. While valuations are modestly elevated versus history, we see the potential for revenue growth acceleration in 2025–2026 from generative AI applications and the potential for more margin expansion as generative AI improves productivity.
Health care—We see good value in many companies within the health care space as this sector trailed the broad market in 2023. We see good value in select pharmaceutical companies with idiosyncratic risk/reward characteristics (Biogen, AbbVie); in life sciences stocks poised for a recovery in fundamentals in the second half of 2024 (Revvity, Danaher); and in managed care (UnitedHealth), where fundamentals should improve in 2024 and even more into 2025.
Energy—Really, for the first time in a decade, we are starting to get more constructive on energy—both oil and natural gas. Our largest holdings here are Canadian Natural Resources and Chesapeake Energy. We believe the supply/demand dynamics for oil and natural gas are likely to improve in the second half of the decade. Companies are focused on modest growth, paying attractive dividends, and buying back shares and paying out excess capital deployment with variable dividends, in some cases. This is a real change from three to five years ago when the industry was focused solely on growth.
Where do we not see value?
Growth and Tech that does not benefit from AI—In 2023, a large number of growth companies rose dramatically based on a rising tide of generative AI optimism that really does not benefit them in any way.
Staples—We really dislike staples. I mean we really don’t like them.
IN CLOSING
We would like to thank all the analysts, associate analysts, quantitative analysts, and members of our team (Mike Signore, Chen Tian, Nikhil Shah, Vivek Rajeswaran, Brian Solomon, and Peter Apockotos) for their assistance in 2023. At the end of September 2023, we announced the promotion of Brian Solomon to associate portfolio manager of the Capital Appreciation Equity ETF Strategy. We now have three associate portfolio managers supporting the Capital Appreciation Equity ETF Strategy. In addition, we hired one new equity-focused associate analyst, Peter Apockotos, to join the team to help support the Capital Appreciation Equity ETF. The capital appreciation team is as strong and deep as we have ever been.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

Respectfully submitted,
David R. Giroux
Chairman of the fund’s Investment Advisory Committee*
Vivek Rajeswaran
Associate Portfolio Manager
Mike Signore
Associate Portfolio Manager
Brian Solomon
Associate Portfolio Manager
1/22/2024
*The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

RISKS OF INVESTING
As with all stock and bond mutual funds, the fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. A sizable cash or fixed income position may hinder the fund from participating fully in a strong, rapidly rising bull market. In addition, significant exposure to bonds increases the risk that the fund’s share value could be hurt by rising interest rates or credit downgrades or defaults. Convertible securities are also exposed to price fluctuations of the company’s stock.
GLOSSARY
Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following: Copyright 2024 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: Copyright © 2024, S&P Global Market Intelligence (and its affiliates, as applicable). Reproduction of any information, data or material, including ratings (“Content”) in any form is prohibited except with the prior written permission of the relevant party. Such party, its affiliates and suppliers (“Content Providers”) do not guarantee the accuracy, adequacy, completeness, timeliness or availability of any Content and are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such Content. In no event shall Content Providers be liable for any damages, costs, expenses, legal fees, or losses (including lost income or lost profit and opportunity costs) in connection with any use of the Content. A reference to a particular investment or security, a rating or any observation concerning an investment that is part of the Content is not a recommendation to buy, sell or

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

hold such investment or security, does not address the appropriateness of an investment or security and should not be relied on as investment advice. Credit ratings are statements of opinions and are not statements of fact.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of Net Assets
12/31/23
Microsoft	7.9%
Apple	5.6
Alphabet	4.7
Amazon.com	3.8
NVIDIA	2.9
UnitedHealth Group	2.5
Revvity	2.1
Becton, Dickinson & Company	1.9
Waste Connections	1.9
Fortive	1.7
Linde	1.7
Meta Platforms	1.7
Ameren	1.5
Danaher	1.5
Intuit	1.5
Visa	1.5
AbbVie	1.4
MasterCard	1.4
McDonald's	1.4
Roper Technologies	1.4
Salesforce	1.4
Veralto	1.4
Republic Services	1.3
RTX	1.3
Yum! Brands	1.3
Total	56.7%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
Capital Appreciation Equity ETF
Note: See the Average Annual Compound Total Return table.
*Since 6/30/23.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Period Ended 12/31/23	Since Inception 6/14/23
Capital Appreciation Equity ETF (Based on Net Asset Value)	10.57%*
Capital Appreciation Equity ETF (At Market Price)	10.81*

The fund's performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would have received if shares were traded at other times. For the most recent month-end performance, please visit our website (troweprice.com).
This table shows how the fund would have performed each year if its actual (or cumulative) returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.
*Returns for periods of less than one year are not annualized.
PREMIUM/DISCOUNT INFORMATION
The frequency at which the daily market prices were at a discount or premium to the fund’s net asset value is available on the fund’s website (troweprice.com).
EXPENSE RATIO
Capital Appreciation Equity ETF	0.31%
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

FUND EXPENSE EXAMPLE
As a shareholder, you may incur two types of costs: (1) transaction costs, such as brokerage commissions on purchases and sales, and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as brokerage commissions paid on purchases and sales of shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

Capital Appreciation Equity ETF
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 to 12/31/23
Actual	$1,000.00	$1,083.10	$1.63
Hypothetical (assumes 5% return before expenses)	1,000.00	1,023.64	1.58

*	Expenses are equal to the fund’s annualized expense ratio for the 6-month period (0.31%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

FINANCIAL HIGHLIGHTS
For a share outstanding throughout the period

6/14/23 (1) Through
12/31/23
NET ASSET VALUE
Beginning of period	$ 25.00
Investment activities
Net investment income(2) (3)	0.15
Net realized and unrealized gain/loss	2.49
Total from investment activities	2.64
Distributions
Net investment income	(0.07)
NET ASSET VALUE
End of period	$ 27.57
Ratios/Supplemental Data
Total return, based on NAV(3) (4)	10.57%
Ratios to average net assets:(3)
Gross expenses before waivers/payments by Price Associates	0.31% (5)
Net expenses after waivers/payments by Price Associates	0.31% (5)
Net investment income	1.04% (5)
Portfolio turnover rate(6)	18.5%
Net assets, end of period (in thousands)	$ 669,903

(1)	Inception date
(2)	Per share amounts calculated using average shares outstanding method.
(3)	See Note 6 for details to expense-related arrangements with Price Associates.
(4)	Total return reflects the rate that an investor would have earned on an investment in the fund during the period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.
(5)	Annualized
(6)	Portfolio turnover excludes securities received or delivered through in-kind share transactions.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

December 31, 2023
PORTFOLIO OF INVESTMENTS‡	Shares	$ Value
(Cost and value in $000s)

COMMON STOCKS 99.7%
COMMUNICATION SERVICES 6.4%
Interactive Media & Services 6.4%
Alphabet, Class A (1)	224,455	31,354
Meta Platforms, Class A (1)	32,230	11,408
Total Communication Services		42,762
CONSUMER DISCRETIONARY 9.1%
Automobile Components 0.4%
Mobileye Global, Class A (1)	58,613	2,539
		2,539
Broadline Retail 3.8%
Amazon.com (1)	168,093	25,540
		25,540
Hotels Restaurants & Leisure 4.5%
Chipotle Mexican Grill (1)	489	1,118
Hilton Worldwide Holdings	40,309	7,340
Marriott International, Class A	12,642	2,851
McDonald's	30,763	9,122
Starbucks	9,655	927
Yum! Brands	69,168	9,037
		30,395
Textiles, Apparel & Luxury Goods 0.4%
NIKE, Class B	21,875	2,375
		2,375
Total Consumer Discretionary		60,849

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
CONSUMER STAPLES 1.2%
Beverages 0.7%
Keurig Dr Pepper	135,602	4,518
		4,518
Food Products 0.5%
Mondelez International, Class A	48,021	3,478
		3,478
Total Consumer Staples		7,996
ENERGY 2.4%
Oil, Gas & Consumable Fuels 2.4%
Canadian Natural Resources	126,266	8,273
Chesapeake Energy	68,566	5,275
EOG Resources	21,437	2,593
Total Energy		16,141
FINANCIALS 10.7%
Banks 1.1%
Bank of America	94,438	3,180
PNC Financial Services Group	25,132	3,892
		7,072
Capital Markets 4.5%
CME Group	13,664	2,878
Goldman Sachs Group	12,328	4,756
Intercontinental Exchange	46,814	6,012
KKR	56,899	4,714
Moody's	3,405	1,330
Morgan Stanley	39,617	3,694
MSCI	1,974	1,116
S&P Global	9,236	4,069
Tradeweb Markets, Class A	20,546	1,867
		30,436

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
Financial Services 2.9%
Mastercard, Class A	22,328	9,523
Visa, Class A	37,730	9,823
		19,346
Insurance 2.2%
Arthur J Gallagher	29,161	6,558
Marsh & McLennan	43,655	8,271
		14,829
Total Financials		71,683
HEALTH CARE 17.3%
Biotechnology 2.6%
AbbVie	60,864	9,432
Biogen (1)	32,461	8,400
		17,832
Health Care Equipment & Supplies 4.4%
Abbott Laboratories	59,965	6,600
Alcon	18,960	1,481
Becton Dickinson	51,062	12,450
GE HealthCare Technologies	42,652	3,298
Stryker	10,210	3,058
Teleflex	9,697	2,418
		29,305
Health Care Providers & Services 3.8%
Elevance Health	8,744	4,124
Humana	2,128	974
McKesson	7,773	3,599
UnitedHealth Group	31,694	16,686
		25,383

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
Life Sciences Tools & Services 4.5%
Avantor (1)	106,468	2,430
Danaher	44,207	10,227
Revvity	131,103	14,331
Thermo Fisher Scientific	5,531	2,936
		29,924
Pharmaceuticals 2.0%
Eli Lilly	14,612	8,518
Zoetis	25,224	4,978
		13,496
Total Health Care		115,940
INDUSTRIALS & BUSINESS SERVICES 14.6%
Aerospace & Defense 2.3%
Lockheed Martin	5,346	2,423
Northrop Grumman	8,745	4,094
RTX	101,999	8,582
		15,099
Building Products 0.4%
Trane Technologies	11,669	2,846
		2,846
Commercial Services & Supplies 4.8%
Cintas	1,413	851
Republic Services	53,027	8,745
Veralto	116,449	9,579
Waste Connections	86,633	12,932
		32,107
Electrical Equipment 1.0%
AMETEX	42,683	7,038
		7,038

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
Ground Transportation 0.4%
CSX	82,610	2,864
		2,864
Industrial Conglomerates 2.0%
General Electric	32,106	4,098
Roper Technologies	16,894	9,210
		13,308
Machinery 3.3%
Fortive	158,365	11,661
IDEX	7,319	1,589
Ingersoll-Rand	110,800	8,569
		21,819
Professional Services 0.4%
Broadridge Financial Solutions	2,846	586
Equifax	9,023	2,231
		2,817
Total Industrials & Business Services		97,898
INFORMATION TECHNOLOGY 27.3%
Electronic Equipment, Instruments & Components 2.2%
Amphenol, Class A	53,848	5,338
TE Connectivity	13,054	1,834
Teledyne Technologies (1)	16,446	7,340
		14,512
IT Services 0.9%
Accenture, Class A	16,529	5,800
		5,800
Semiconductors & Semiconductor Equipment 6.1%
Analog Devices	33,668	6,685
Applied Materials	27,732	4,495

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
KLA	6,941	4,035
Lam Research	844	661
NVIDIA	39,912	19,765
NXP Semiconductors	23,982	5,508
		41,149
Software 12.5%
Cadence Design Systems (1)	11,180	3,045
Intuit	15,553	9,721
Microsoft	141,267	53,122
PTC (1)	40,712	7,123
Salesforce.com (1)	34,801	9,158
Tyler Technologies (1)	4,679	1,956
		84,125
Technology Hardware, Storage & Peripherals 5.6%
Apple	194,195	37,388
		37,388
Total Information Technology		182,974
MATERIALS 2.0%
Chemicals 1.7%
Linde	26,998	11,089
		11,089
Construction Materials 0.3%
Martin Marietta Materials	3,887	1,939
		1,939
Total Materials		13,028
REAL ESTATE 1.7%
Specialized REITs 1.7%
American Tower, REIT	28,709	6,198

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

	Shares	$ Value
(Cost and value in $000s)
SBA Communications, REIT	20,406	5,177
Total Real Estate		11,375
UTILITIES 7.0%
Electric Utilities 2.4%
Exelon	178,813	6,419
NextEra Energy	34,558	2,099
Xcel Energy	124,401	7,702
		16,220
Multi-Utilities 4.0%
Ameren	139,423	10,086
CenterPoint Energy	192,022	5,486
CMS Energy	25,290	1,469
DTE Energy	56,877	6,271
WEC Energy Group	42,835	3,605
		26,917
Water Utilities 0.6%
Essential Utilities	106,649	3,984
		3,984
Total Utilities		47,121
Total Common Stocks (Cost $628,022)		667,767
MONEY MARKET FUNDS 0.2%
Money Market Funds 0.2%
T. Rowe Price Government Reserve Fund, 5.42% (2)(3)	1,792,333	1,792
Total Money Market Funds (Cost $1,792)		1,792
Total Investments in Securities 99.9% of Net Assets (Cost $629,814)		$669,559

‡	Shares are denominated in U.S. dollars unless otherwise noted.
(1)	Non-income producing.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

(2)	Seven-day yield
(3)	Affiliated Companies
REIT	A domestic Real Estate Investment Trust whose distributions pass-through with original tax character to the shareholder

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2023. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate	Net Realized Gain (Loss)	Changes in Net Unrealized Gain/Loss	Investment Income
T. Rowe Price Government Reserve Fund	$ —	$—	$ 22
Totals	$—#	$—	$22+

Supplementary Investment Schedule
Affiliate	Value 12/31/22	Purchase Cost	Sales Cost	Value 12/31/23
T. Rowe Price Government Reserve Fund	$ —	¤	¤	$ 1,792
	Total			$1,792^

#	Capital gain distributions from mutual funds represented $0 of the net realized gain (loss).
+	Investment income comprised $22 of dividend income and $0 of interest income.
¤	Purchase and sale information not shown for cash management funds.
^	The cost basis of investments in affiliated companies was $1,792.
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

December 31, 2023
     STATEMENT OF ASSETS AND LIABILITIES

($000s, except shares and per share amounts)
Assets
Investments in securities, at value (cost $629,814)	$ 669,559
Receivable for shares sold	11,038
Dividends receivable	428
Cash	35
Total assets	681,060
Liabilities
Payable for investment securities purchased	11,003
Investment management and administrative fees payable	154
Total liabilities	11,157
NET ASSETS	$ 669,903
Net assets consists of:
Total distributable earnings (loss)	$ 38,526
Paid-in capital applicable to 24,300,000 shares of $0.0001 par value capital stock outstanding; 4,000,000,000 shares authorized	631,377
NET ASSETS	$669,903
NET ASSET VALUE PER SHARE	$ 27.57
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

     STATEMENT OF OPERATIONS

($000s)
6/14/23 Through
12/31/23
Investment Income (Loss)
Dividend income (net of foreign taxes of $21)	$ 1,967
Investment management and administrative expense	447
Net investment income	1,520
Realized and Unrealized Gain / Loss
Net realized gain (loss)
Securities	(1,219)
In-kind redemptions	2,734
Net realized gain	1,515
Change in net unrealized gain / loss on securities	39,745
Net realized and unrealized gain / loss	41,260
INCREASE IN NET ASSETS FROM OPERATIONS	$42,780
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

     STATEMENT OF CHANGES IN NET ASSETS

($000s)
6/14/23 Through
12/31/23
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 1,520
Net realized gain	1,515
Change in net unrealized gain / loss	39,745
Increase in net assets from operations	42,780
Distributions to shareholders
Net earnings	(1,597)
Capital share transactions*
Shares sold	659,650
Shares redeemed	(30,930)
Increase in net assets from capital share transactions	628,720
Net Assets
Increase during period	669,903
Beginning of period	-
End of period	$669,903
*Share information
Shares sold	25,500
Shares redeemed	(1,200)
Increase in shares outstanding	24,300
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

     NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Exchange-Traded Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Capital Appreciation Equity ETF (the fund) is a nondiversified, open-end management investment company established by the corporation. The fund incepted on June 14, 2023. The fund seeks to provide long-term capital growth.
NOTE  1  –   SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation
The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions
Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from other investment companies are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually. A capital gain distribution, if any, may also be declared and paid by the fund annually. Dividends and distributions cannot be automatically reinvested in additional shares of the fund.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Capital Transactions
The fund issues and redeems shares at its net asset value (NAV) only with Authorized Participants and only in large blocks of 50,000 shares (each, a “Creation Unit”). The fund’s NAV per share is computed at the close of the New York Stock Exchange (NYSE). However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Individual fund shares may not be purchased or redeemed directly with the fund. An Authorized Participant may purchase or redeem a Creation Unit of the fund each business day that the fund is open in exchange for the delivery of a designated portfolio of in-kind securities and/or cash. When purchasing or redeeming Creation Units, Authorized Participants are also required to pay a fixed and/or variable purchase or redemption transaction fee as well as any applicable additional variable charge to defray the transaction cost to a fund.
Individual fund shares may be purchased and sold only on a national securities exchange through brokers. Shares are listed for trading on NYSE Arca, Inc. (NYSE Arca) and because the shares will trade at market prices rather than NAV, shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount). The fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on each day that the NYSE Arca is open.
Indemnification
In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

NOTE  2  –   VALUATION
Fair Value
The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee). Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies; and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1  –  quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2  –  inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3  –  unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.
Valuation Techniques
Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations. The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs
On December 31, 2023, all of the fund’s financial instruments were classified as Level 1, based on the inputs used to determine their fair values.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

NOTE  3  –   OTHER INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities excluding in-kind transactions and short-term securities aggregated $68,069,000 and $54,959,000, respectively, for the period ended December 31, 2023. Portfolio securities received and delivered through in-kind transactions aggregated $644,879,000 and $30,838,000, respectively, for the period ended December 31, 2023.
NOTE  4  –   FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to redemptions in kind.
The tax character of distributions paid for the periods presented was as follows:
($000s)
December 31,
2023
Ordinary income (including short-term capital gains, if any)	$1,597
At December 31, 2023, the tax-basis cost of investments, (including derivatives, if any) and gross unrealized appreciation and depreciation were as follows:

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

($000s)
Cost of investments	$629,836
Unrealized appreciation	$ 42,240
Unrealized depreciation	(2,517)
Net unrealized appreciation (depreciation)	$ 39,723
At December 31, 2023, the tax-basis components of accumulated net earnings (loss) were as follows:
($000s)
Net unrealized appreciation (depreciation)	$39,723
Loss carryforwards and deferrals	(1,197)
Total distributable earnings (loss)	$38,526
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes; these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales. The loss carryforwards and deferrals primarily relate to capital loss carryforwards and late-year ordinary loss deferrals. Capital loss carryforwards are available indefinitely to offset future realized capital gains. The fund has elected to defer certain losses to the first day of the following fiscal year for late-year ordinary loss deferrals.
NOTE  5  –   FOREIGN TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

NOTE  6  –   RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a sub-advisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management and administrative agreement between the fund and Price Associates provides for an all-inclusive annual fee equal to 0.31% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management services and ordinary, recurring operating expenses but does not cover interest and borrowing expenses; taxes; brokerage commissions and other transaction costs; fund proxy expenses; and nonrecurring and extraordinary expenses. All costs related to organization and offering of the fund are borne by Price Associates.
T. Rowe Price Investment Services, Inc. (Investment Services) serves as distributor to the fund. Pursuant to an underwriting agreement, no compensation for any distribution services provided is paid to Investment Services by the fund.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds (together, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the period ended December 31, 2023, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
NOTE  7  –   OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war and conflict, terrorism, geopolitical events, and public health epidemics and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests. Certain events may cause instability across global markets, including reduced

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
The global outbreak of COVID-19 and related governmental and public responses have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market either in specific countries or worldwide.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict, leading to economic sanctions imposed on Russia that target certain of its citizens and issuers and sectors of the Russian economy, creating impacts on Russian-related stocks and debt and greater volatility in global markets.
In March 2023, the banking industry experienced heightened volatility, which sparked concerns of potential broader adverse market conditions.  The extent of impact of these events on the US and global markets is highly uncertain.
These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of T. Rowe Price Exchange-Traded Funds, Inc. and Shareholders of T. Rowe Price Capital Appreciation Equity ETF
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Capital Appreciation Equity ETF (one of the funds constituting T. Rowe Price Exchange-Traded Funds, Inc., referred to hereafter as the "Fund") as of December 31, 2023, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period June 14, 2023 (inception) through December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, changes in its net assets, and the financial highlights for the period June 14, 2023 (inception) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(CONTINUED)
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audit provides a reasonable basis for our opinion.
/s/  PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2024
We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/23
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. The fund’s distributions to shareholders included:
For taxable non-corporate shareholders, $1,841,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.
For corporate shareholders,  $1,654,000 of the fund’s income qualifies for the dividends-received deduction.
INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each  fund’s Statement of Additional Information. You may request this document by calling 1-800-638-5660 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.”  Click on the Proxy Voting Policies link in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and  through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT is available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com.
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE TRADED FUNDS
In October 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments requiring Mutual Funds and Exchange-Traded Funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

Liquidity Risk Management Program
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program (Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 24, 2023, the Board was presented with an annual assessment that was prepared by the LRC on behalf of the Adviser and addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.
For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1, 2022, through March 31, 2023. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

categories, as well as the percentage of a fund’s investments assigned to each category. It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

ABOUT THE FUND’S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore (1959) 2020 [209]	President and Chief Executive Officer, Federal Home Loan
Bank of San Francisco (2021 to present); Chief Executive Officer,
Bazemore Consulting LLC (2018 to 2021); Director, Chimera
Investment Corporation (2017 to 2021); Director, First Industrial
Realty Trust (2020 to present); Director, Federal Home Loan Bank of
Pittsburgh (2017 to 2019)
Melody Bianchetto (1966) 2023 [209]	Vice President for Finance, University of Virginia (2015 to 2023)
Bruce W. Duncan (1951) 2020 [209]	President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020 to
2021); Chair of the Board (2016 to 2020) and President (2009 to 2016),
First Industrial Realty Trust, owner and operator of industrial properties;
Member, Investment Company Institute Board of Governors (2017 to
2019); Member, Independent Directors Council Governing Board (2017
to 2019); Senior Advisor, KKR (2018 to 2022); Director, Boston
Properties (2016 to present); Director, Marriott International, Inc. (2016 to
2020)
Robert J. Gerrard, Jr. (1952) 2020 [209]	Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

INDEPENDENT DIRECTORS(a) (continued)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
Paul F. McBride (1956) 2020 [209]	Advisory Board Member, Vizzia Technologies (2015 to present); Board Member, Dunbar Armored (2012 to 2018)
Mark J. Parrell (1966) 2023 [209]	Board of Trustees Member and Chief Executive Officer (2019 to
present), President (2018 to present), Executive Vice President and
Chief Financial Officer (2007 to 2018), and Senior Vice President and
Treasurer (2005 to 2007), EQR; Member, Nareit Dividends Through
Diversity, Equity & Inclusion CEO Council and Chair, Nareit 2021 Audit
and Investment Committee (2021); Advisory Board, Ross Business
School at University of Michigan (2015 to 2016); Member, National
Multifamily Housing Council and served as Chair of the Finance
Committee (2015 to 2016); Member, Economic Club of Chicago;
Director, Brookdale Senior Living, Inc. (2015 to 2017); Director, Aviv
REIT, Inc. (2013 to 2015); Director, Real Estate Roundtable and the
2022 Executive Board Nareit; Board of Directors and Chair of the
Finance Committee, Greater Chicago Food Depository
Kellye L. Walker (1966) 2021 [209]	Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
  (a)All information about the independent directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

INTERESTED DIRECTORS(a)
Name (Year of Birth) Year Elected [Number of T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years
David Oestreicher (1967) 2020 [209]	Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services,
Inc., and T. Rowe Price Services, Inc.; Director and Secretary,
T. Rowe Price Investment Management, Inc. (Price Investment
Management); Vice President and Secretary, T. Rowe Price
International (Price International); Vice President, T. Rowe Price Hong
Kong (Price Hong Kong), T. Rowe Price Japan (Price Japan), and T.
Rowe Price Singapore (Price Singapore); General Counsel, Vice
President, and Secretary, T. Rowe Price Group, Inc.; Chair of the
Board, Chief Executive Officer, President, and Secretary, T. Rowe
Price Trust Company; Principal Executive Officer and Executive Vice
President, all funds
Eric L. Veiel, CFA (1972) 2022 [209]	Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; Vice President, Global Funds
  (a)All information about the interested directors was current as of December 31, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
OFFICERS
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Armando (Dino) Capasso (1974) Chief Compliance Officer and Vice President	Chief Compliance Officer and Vice President, T. Rowe Price and Price Investment Management; Vice President, T. Rowe Price Group, Inc.; formerly, Chief Compliance Officer, PGIM Investments LLC and AST Investment Services, Inc. (ASTIS) (to 2022); Chief Compliance Officer, PGIM Retail Funds complex and Prudential Insurance Funds (to 2022); Vice President and Deputy Chief Compliance Officer, PGIM Investments LLC and ASTIS (to 2019)
Alan S. Dupski, CPA (1982) Principal Financial Officer, Vice President, and Treasurer	Vice President, Price Investment Management, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

T. ROWE PRICE CAPITAL APPRECIATION EQUITY ETF

OFFICERS (continued)
Name (Year of Birth) Position Held With Exchange-Traded Funds, Inc.	Principal Occupation(s)
Cheryl Emory (1963) Assistant Secretary	Assistant Vice President and Assistant Secretary, T. Rowe Price; Assistant Secretary, T. Rowe Price Group, Inc., Price Investment Management, Price International, Price Hong Kong, Price Singapore, T. Rowe Price Investment Services,
Inc., T. Rowe Price Retirement Plan Services, Inc., and T.
Rowe Price Trust Company
David Giroux (1975) Executive Vice President	Vice President, Price Investment Management, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Cheryl Hampton, CPA (1969) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company; formerly, Tax Director, Invesco Ltd. (to 2021); Vice President, Oppenheimer Funds, Inc. (to 2019)
Stephon Jackson, CFA (1962) President	Director and President, Price Investment Management; Vice President, T. Rowe Price Group, Inc.
Benjamin Kersse, CPA (1989) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Paul J. Krug, CPA (1964)) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Kevin Patrick Loome, CFA (1967) Executive Vice President	Vice President, Price Investment Management and T. Rowe Price Group, Inc.
Robert P. McDavid (1972) Vice President	Vice President, T. Rowe Price, Price Investment Management, T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company
Fran M. Pollack-Matz (1961) Vice President and Secretary	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company
Richard Sennett, CPA (1970) Assistant Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company
Ellen York (1988) Vice President	Vice President, Price Investment Management and T. Rowe Price
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least 5 years.

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100 East Pratt Street
Baltimore, MD 21202
Call 1-800-638-5660 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
202402-3281538
T. Rowe Price Investment Services, Inc.
ETF1072-050 02/24

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Paul F. McBride qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. McBride is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$25,357	$
Audit-Related Fees	-
Tax Fees	-
All Other Fees	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

 (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,524,000 and $2,037,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2)

Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)

A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Exchange-Traded Funds, Inc.
By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2024

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2024